UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/29/2008

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24630

Iowa	42-1206172
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)

319-356-5800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On April 29, 2008 the Comapny reported its results of operations for the qurter ended March 31, 2008 and its financial condition as of that date.

Item 9.01.    Financial Statements and Exhibits

News Release dated April 29, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MidWestOne Financial Group, Inc.

Date: April 29, 2008	By:	/s/ David A. Meinert
David A. Meinert
EVP, CFO & Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	News Release dated April 29, 2008